UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2011

NCO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-173514; 333-165975; 333-150885; 333-158745	02-0786880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania	19044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 441-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure

The information set forth in Item 8.01 below is incorporated by reference into this Item 7.01.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 — Other Events

On November 30, 2011, NCO Group, Inc. issued a press release announcing that it has commenced two cash tender offers and consent solicitations for any and all of its $200,000,000 aggregate principal amount of 11.875% Senior Subordinated Notes due 2014 (CUSIP No. 65338LAA7) and $165,000,000 aggregate principal amount of Floating Rate Senior Notes due 2013 (CUSIP No. 65338LAB5).  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits

(d)           Exhibits

No.	Description

99.1	Press Release dated November 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.

Date: December 1, 2011	By:	/s/ Joshua Gindin
	Name:	Joshua Gindin
	Title:	Executive Vice President and General Counsel